                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  July 6, 2000
                                  ------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Pennsylvania                     1-2116                   23-0366390
      --------------------------------------------------------------------
(State of Organization)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Pennsylvania                                              23-3033414
      --------------------------------------------------------------------
(State of Organization)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


               2500 Columbia Avenue Lancaster, Pennsylvania 17603
               --------------------------------------------------
         (Address of Registrant's Principal Executive Office)(Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
----------------------------------------------

     On June 27, 2000, Armstrong World Industries, Inc., a wholly owned subsidiary of Armstrong Holdings, Inc., entered into an agreement to sell its Installation Products Group ("IPG") to subsidiaries of the German company Ardex GmbH, for $86 million in cash, subject to closing adjustments. The Agreement was subject to the successful determination of the scope of certain environmental investigations to be conducted prior to closing. Such determination was made on July 6, 2000. Under the Agreement, Ardex will purchase substantially all of the assets and liabilities of IPG including its shares of W.W. Henry Company. The transaction is expected to close in the third quarter and result in an after tax gain of approximately $44 million, or $1.09 per share in Armstrong's third quarter. Completion of the transaction is subject to certain environmental due diligence investigations and required regulatory approval which remains pending.

     Under the terms of the Agreement and a related supply agreement, Armstrong will purchase some of its installation products needs from Ardex for an initial term of eight years, subject to certain minimums for the first five years after the sale. The Agreement also calls for price adjustments based upon changing market prices for raw materials, labor and energy costs.

     IPG is a leading floor installation products manufacturer and has approximately 170 employees. Ardex intends to continue to operate the 3 manufacturing facilities and research and development group in the United States. IPG recorded sales of approximately $83 million in 1999, including $48 million of sales of products which Armstrong will continue to purchase from Ardex after the closing pursuant to the provisions of the supply agreement.

     Armstrong plans to use the cash proceeds from the sale to reduce its outstanding debt.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
---------------------------------------------------------------------------

(A) FINANCIAL STATEMENTS
------------------------

     NONE.


(B) PRO FORMA FINANCIAL INFORMATION
-----------------------------------

     Armstrong World Industries, Inc. has prepared the unaudited pro forma balance sheet as of March 31, 2000, as if the disposition had occurred on March 31, 2000.

     Armstrong World Industries, Inc. has prepared the unaudited pro forma statements of operations for the year ended December 31, 1999 and three-month period ended March 31, 2000 as if the disposition had occurred on January 1, 1999 and January 1, 2000, respectively.

     The pro forma financial information does not purport to be indicative of the results that would have been obtained had the disposition been completed as of the date and for the period presented or the results that may be obtained by Armstrong World Industries, Inc. in the future.

(C) EXHIBITS
------------

     Acquisition agreement dated as of June 27, 2000 by and among Armstrong World Industries, Inc. and Armstrong Enterprises, Inc. and Ardex Acquisition Corporation and Ardex, Inc.

               Armstrong World Industries, Inc., and Subsidiaries
                 Unaudited Pro Forma Consolidated Balance Sheet
                              As of March 31, 2000

                                                                              Actual                                  Pro Forma
                                                                             March 31,        Pro Forma               March 31,
(in millions)                                                                  2000          Adjustments                2000
                                                                            -----------      -----------            -----------
       Assets
Current assets:
Cash and cash equivalents                                                        $19.2            $86.0 (1)             $105.2
Accounts and notes receivable, net                                               429.3              -                    429.3
Inventories                                                                      425.2             (6.5)(2)              418.7
Deferred income taxes                                                             40.6             (0.1)(2)               40.5
Net assets of discontinued operations                                            103.9              -                    103.9
Other current assets                                                              79.7             (0.3)(2)               79.4
                                                                            -----------      -----------            -----------
  Total current assets                                                         1,097.9             79.1                1,177.0
                                                                            -----------      -----------            -----------

Property, plant and equipment, net                                             1,337.3            (12.7)(2)            1,324.6
Insurance for asbestos-related liabilities, noncurrent                           270.0              -                    270.0
Investment in affiliates                                                          32.3              -                     32.3
Goodwill, net                                                                    922.0             (9.5)(2)              912.5
Other intangibles, net                                                            54.0              -                     54.0
Other noncurrent assets                                                          390.2              -                    390.2
                                                                            -----------      -----------            -----------
  Total assets                                                                $4,103.7            $56.9               $4,160.6
                                                                            ===========      ===========            ===========

Liabilities and Shareholders' Equity
Current liabilities:
Short-term debt                                                                 $229.9              -                   $229.9
Current installments of long-term debt                                            31.2              -                     31.2
Accounts payable and accrued expenses                                            575.8             (2.5)(2)(3)           573.3
Income taxes                                                                       3.3             15.5 (5)               18.8
                                                                            -----------      -----------            -----------
  Total current liabilities                                                      840.2             13.0                  853.2
                                                                            -----------      -----------            -----------

Long-term debt, less current installments                                      1,359.7              -                  1,359.7
Employee Stock Ownership Plan (ESOP) loan guarantee                              155.3              -                    155.3
Deferred income taxes                                                             65.0             (0.4)(2)               64.6
Postretirement and postemployment benefit liabilities                            245.4             (0.2)(2)              245.2
Pension benefit liabilities                                                      161.6              -                    161.6
Asbestos-related long-term liabilities                                           470.0              -                    470.0
Other long-term liabilities                                                      101.2              -                    101.2
Minority interest in subsidiaries                                                  9.9              -                      9.9
                                                                            -----------      -----------            -----------
  Total noncurrent liabilities                                                 2,568.1             (0.6)               2,567.5
                                                                            -----------      -----------            -----------

Shareholders' equity:
Common stock                                                                      51.9              -                     51.9
Capital in excess of par value                                                   180.6              -                    180.6
Reduction for ESOP loan guarantee                                               (185.4)             -                   (185.4)
Retained earnings                                                              1,207.9             44.5 (4)            1,252.4
Accumulated other comprehensive loss                                             (21.7)             -                    (21.7)
Treasury stock                                                                  (537.9)             -                   (537.9)
                                                                            -----------      -----------            -----------
  Total shareholders' equity                                                     695.4             44.5                  739.9
                                                                            -----------      -----------            -----------

  Total liabilities and shareholders' equity                                  $4,103.7            $56.9               $4,160.6
                                                                            ===========      ===========            ===========

   See accompanying notes to the unaudited pro forma consolidated financial statements.

               Armstrong World Industries, Inc., and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                 For the Three Month Period Ended March 31, 2000

                                                                              Actual                                 Pro Forma
                                                                             March 31,          Pro Forma            March 31,
(in millions)                                                                  2000            Adjustments             2000
                                                                            -----------        -----------          -----------
Net sales                                                                       $773.3              ($8.5)(1)           $764.8
Cost of goods sold                                                               537.0               (4.5)(1)            532.5
                                                                            -----------        -----------          -----------
                                                                                 236.3               (4.0)               232.3
                                                                            -----------        -----------          -----------

Selling, general and administrative expense                                      165.7               (1.5)(1)            164.2
Goodwill amortization                                                              6.1                -                    6.1
Equity (earnings) from affiliates                                                 (4.7)               -                   (4.7)
                                                                            -----------        -----------          -----------
Operating income                                                                  69.2               (2.5)                66.7
                                                                            -----------        -----------          -----------

Interest expense, net                                                             25.9               (1.3)(2)             24.6
Other expense, net                                                                 0.6                -                    0.6
                                                                            -----------        -----------          -----------
Earnings from continuing operations before income taxes                           42.7               (1.2)                41.5
Income tax expense                                                                16.7               (0.4)                16.3
                                                                            -----------        -----------          -----------

Earnings from continuing operations                                              $26.0              ($0.8)               $25.2


Earnings per share of common stock, continuing operations:
  Basic                                                                          $0.65                                   $0.63
  Diluted                                                                        $0.65                                   $0.63

Average number of common shares outstanding:
  Basic                                                                          40.1                                     40.1
  Diluted                                                                        40.3                                     40.3

   See accompanying notes to the unaudited pro forma consolidated financial statements.

               Armstrong World Industries, Inc., and Subsidiaries
            Unaudited Pro Forma Consolidated Statement of Operations
                      For the Year Ended December 31, 1999

                                                                          Actual                                    Pro Forma
                                                                       December 31,           Pro Forma            December 31,
(in millions)                                                              1999              Adjustments               1999
                                                                       -----------           -----------           -----------
Net sales                                                                  $3,218.1               ($35.4)(1)           $3,182.7
Cost of goods sold                                                          2,153.4                (20.3)(1)            2,133.1
                                                                         -----------          -----------            -----------
                                                                            1,064.7                (15.1)               1,049.6
                                                                         -----------          -----------            -----------

Selling, general and administrative expense                                   639.9                 (6.7)(1)              633.2
Goodwill amortization                                                          25.5                 (0.2)(1)               25.3
Reorganization charges/(reversals)                                             (1.4)                 -                     (1.4)
Charge for asbestos liability                                                 335.4                  -                    335.4
Equity (earnings) from affiliates                                             (16.8)                 -                    (16.8)
                                                                         -----------          -----------            -----------
Operating income                                                               82.1                 (8.2)                  73.9
                                                                         -----------          -----------            -----------

Interest expense, net                                                         105.2                 (5.2)(2)              100.0
Other (income), net                                                            (6.6)                 -                     (6.6)
                                                                         -----------          -----------            -----------
Loss from continuing operations before income taxes                           (16.5)                (3.0)                 (19.5)
Income tax expense                                                              0.9                 (1.1)                  (0.2)
                                                                         -----------          -----------            -----------
Net loss from continuing operations                                          ($17.4)               ($1.9)                ($19.3)
                                                                         ===========          ===========            ===========

Net loss per share of common stock:
  Basic                                                                      ($0.44)                                     ($0.48)
  Diluted                                                                    ($0.43)                                     ($0.48)

Average number of common shares outstanding:
  Basic                                                                        39.9                                        39.9
  Diluted                                                                      40.2                                        40.2

   See accompanying notes to the unaudited pro forma consolidated financial statements.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000


(1) Reflects cash consideration to be received of $86 million.

(2) Reflects elimination of assets and liabilities of IPG as of March 31, 2000.

(3) Reflects anticipated accrued direct transaction costs.

(4) Reflects the pro forma effect on retained earnings of the transaction as if it had occurred on March 31, 2000.

(5) Reflects the estimated income taxes payable from the sale.





        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND
                        THE YEAR ENDED DECEMBER 31, 1999


(1) Reflects the elimination of the operating results of IPG.

(2) Reflects Armstrong's reduced net interest expense due to the cash proceeds from the disposition used to pay outstanding debt at an interest rate of 6.0%.

(C) EXHIBITS
------------


       EXHIBIT NO.          DESCRIPTION OF DOCUMENT
       ----------           -----------------------

           2 Acquisition agreement dated as of June 27, 2000 by and among Armstrong World Industries, Inc. and Armstrong Enterprises, Inc. and Ardex Acquisition Corporation and Ardex, Inc.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ARMSTRONG WORLD INDUSTRIES, INC.
                                     (registrant)


  Date: July 21, 2000                By: \s\ William C. Rodruan
                                         -----------------------
                                         William C. Rodruan
                                         Vice President and Controller
                                         (Principal Accounting Officer)


                                     ARMSTRONG HOLDINGS, INC.
                                     (registrant)


  Date: July 21, 2000                By: \s\ William C. Rodruan
                                         -----------------------
                                         William C. Rodruan
                                         Vice President and Controller
                                         (Principal Accounting Officer)